UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2021
Columbia Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Short Term Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short Term Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	9.77	2.00	1.50
	Including sales charges		8.73	1.80	1.40
Advisor Class*		11/08/12	10.06	2.26	1.77
Class C	Excluding sales charges	10/02/92	9.06	1.38	0.99
	Including sales charges		8.06	1.38	0.99
Institutional Class		09/30/92	9.95	2.26	1.76
Institutional 2 Class*		11/08/12	10.04	2.33	1.83
Institutional 3 Class		07/15/09	10.09	2.40	1.89
Class R		09/27/10	9.50	1.75	1.25
Bloomberg Barclays 1-3 Year Government/Credit Index			1.57	2.00	1.57
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Short Term Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2011 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Asset-Backed Securities — Non-Agency	25.3
Commercial Mortgage-Backed Securities - Non-Agency	10.9
Corporate Bonds & Notes	31.0
Foreign Government Obligations	0.1
Money Market Funds	2.6
Residential Mortgage-Backed Securities - Agency	4.7
Residential Mortgage-Backed Securities - Non-Agency	24.5
U.S. Treasury Obligations	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2021)
AAA rating	17.5
AA rating	12.2
A rating	21.2
BBB rating	26.8
BB rating	5.3
B rating	3.2
CCC rating	0.5
Not rated	13.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended March 31, 2021, the Fund’s Class A shares returned 9.77% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, which returned 1.57% for the same time period.
Market overview
Investor sentiment during the 12-month period ended March 31, 2021 was dominated by global fiscal and monetary stimulus fueling the rapid economic recovery across most economies and sectors on the heels of the dislocations and shutdowns seen in late March 2020 as a result of the COVID-19 pandemic.
While most every non-Treasury (spread) sector produced positive excess returns for the annual period, securitized products (non-agency collateralized mortgage obligations (CMOs), asset-backed securities, and commercial-backed securities), as well as lower rated corporate notes (BBB-rated and high yield) performed the best. As spreads broadly rallied to near all-time tights in most sectors, the highest quality of securities (U.S. government-backed) underperformed them significantly.
The Federal Reserve’s (Fed’s) quick and significant response to the crisis at the end of March 2020 gave almost immediate relief to the markets by way of liquidity. Maintaining its overnight lending rate at a 0% lower bound target, while also continuing its quantitative easing through programmatic large-scale purchases of U.S. Treasuries, agency mortgages, and corporate bonds, the Fed gave investors the confidence needed to return to the markets in force. The corporate and securitized markets were soon back to broad and strong demand for both primary and secondary offerings, which helped drive spreads tighter for the balance of the annual period.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance relative to the benchmark was the result of overweighting spread products in lieu of U.S. government-backed securities.
•	Exposures to out-of-benchmark securitized products, including non-agency CMOs, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) were particularly additive.
•	The Fund’s overweight to BBB-rated and exposure to high-yield corporates also contributed, as lower quality outperformed higher quality during the period.
•	Not owning any non-corporate credits benefited the Fund, as it was the largest subsector of the benchmark and significantly trailed all the others in excess returns.
The Fund’s most notable detractors during the period
•	The Fund’s exposure to longer dated maturities beyond the 1-3 year benchmark marginally detracted from returns, as interest rates rose meaningfully during the last two months of the reporting period.
•	After trading in a very narrow range throughout the year, five-year yields backed up 55 basis points after January 31st, yielding 0.94% on March 31, 2021.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Short Term Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.80	1,021.14	3.82	3.83	0.76
Advisor Class	1,000.00	1,000.00	1,015.00	1,022.39	2.56	2.57	0.51
Class C	1,000.00	1,000.00	1,010.00	1,018.40	6.56	6.59	1.31
Institutional Class	1,000.00	1,000.00	1,014.00	1,022.39	2.56	2.57	0.51
Institutional 2 Class	1,000.00	1,000.00	1,015.40	1,022.74	2.21	2.22	0.44
Institutional 3 Class	1,000.00	1,000.00	1,015.60	1,022.99	1.96	1.97	0.39
Class R	1,000.00	1,000.00	1,012.50	1,019.90	5.07	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Bond Fund | Annual Report 2021	7

Portfolio of Investments
March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 26.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	8,675,000	8,908,501
Series 2020-2 Class D
05/13/2026	5.650%	2,000,000	2,212,622
Subordinated Series 2020-3 Class C
06/15/2026	1.850%	9,850,000	10,041,197
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.691%	4,000,000	3,984,780
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	2,260,400	2,267,518
Series 2019-B Class B
10/15/2026	3.150%	2,750,000	2,776,064
Series 2020-REV1 Class A
05/15/2029	2.170%	10,000,000	10,010,544
Series 2020-REV1 Class B
05/15/2029	2.680%	1,600,000	1,608,841
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.941%	10,800,000	10,800,767
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.661%	5,000,000	4,935,815
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.674%	8,000,000	7,993,760
Series 2017-5A Class A1B
3-month USD LIBOR + 1.250% 01/20/2030	1.474%	8,000,000	7,977,712
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	2,950,000	3,033,820
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	3,527,255	3,524,703
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	228,651	229,237
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	194,694	194,833
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	4,500,000	4,584,213
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	687,106	690,693
Dell Equipment Finance Trust(a)
Subordinated Series 2020-1 Class B
04/24/2023	2.980%	3,242,000	3,345,964
Dext ABS LLC(a)
Subordinated Series 2020-1 Class B
11/15/2027	1.920%	3,500,000	3,497,527
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	650,000	683,458
Dryden Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.791%	3,025,000	3,025,166
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	4,900,000	5,068,363
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	4,425,000	4,557,896
Exeter Automobile Receivables Trust
Subordinated Series 2021-1A Class C
01/15/2026	0.740%	2,400,000	2,393,518
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	1,881,204	1,946,639
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	1,625,000	1,626,138
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	9,750,000	9,988,475
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	4,850,000	4,996,875
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.674%	5,500,000	5,500,533
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	1.292%	1,250,000	1,249,994
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	2.041%	5,550,000	5,567,899
Marlette Funding Trust(a)
Series 2019-1A Class B
04/16/2029	3.940%	750,000	763,385
Series 2019-3A Class B
09/17/2029	3.070%	5,175,000	5,259,005
Series 2020-2A Class B
09/16/2030	1.830%	7,500,000	7,562,113
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	2,625,000	2,678,982
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	2,288,909	2,338,589
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	5,450,000	5,450,129
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	2.074%	11,200,000	11,201,882
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	1,022,339	1,036,644
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class AR3
3-month USD LIBOR + 1.070% Floor 1.070% 02/20/2034	1.238%	5,000,000	5,002,835
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	4,500,000	4,499,989
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class B
04/15/2025	4.030%	249,841	250,697
Series 2019-2A Class B
09/15/2025	3.690%	1,464,176	1,471,820
Series 2019-3A Class B
07/15/2025	3.590%	3,250,000	3,260,771
Series 2019-4A Class B
02/17/2026	3.200%	5,750,000	5,727,914
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Race Point CLO Ltd.(a),(b)
Series 2013-8A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 02/20/2030	1.222%	2,961,982	2,962,302
Race Point IX CLO Ltd.(a),(b),(c)
Series 2015-9A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/15/2030	3.000%	4,975,000	4,975,527
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	1.891%	11,250,000	11,250,000
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.641%	10,000,000	9,961,040
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	4,000,000	4,154,506
Subordinated Series 2020-1A Class B
03/20/2028	2.020%	4,900,000	4,963,071
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	1,315,753	1,335,764
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	981,063	989,497
Series 2018-3A Class A
09/20/2035	3.690%	593,101	596,328
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	3,025,000	3,057,789
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	5,113,983	5,216,092
Upstart Pass-Through Trust(a),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	5,386,089	5,386,089
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	4,688,053	4,752,756
Upstart Pass-Through Trust(a),(c),(d)
Series 2021-ST3 Class A
05/20/2027	2.000%	3,700,000	3,700,000
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	1,784,635	1,799,747

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
March 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-2 Class A
11/20/2030	2.309%	3,237,110	3,237,358
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class D
01/15/2026	2.760%	1,570,000	1,629,584
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	5,914,000	6,100,154
Total Asset-Backed Securities — Non-Agency (Cost $269,112,853)			271,796,424

Commercial Mortgage-Backed Securities - Non-Agency 11.5%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	1.556%	9,100,000	9,051,695
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class C
1-month USD LIBOR + 1.350% Floor 1.350% 09/15/2034	1.456%	11,500,000	11,414,663
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.356%	3,650,000	3,623,697
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.606%	1,975,000	1,946,381
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.356%	13,500,000	13,491,527
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	1.206%	5,950,000	5,949,998
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.356%	3,338,815	3,338,814
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.693%	2,180,000	2,155,512
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	1.993%	1,931,000	1,873,149
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.131%	5,900,000	5,737,873
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	1.406%	3,900,000	3,892,723
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	1.006%	2,609,957	2,610,228
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	0.806%	8,657,217	8,670,695
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	1.356%	1,300,000	1,300,000
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class D
11/10/2036	3.177%	3,675,000	3,560,186
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.306%	3,000,000	3,029,939
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.856%	1,125,000	1,136,227
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	11,879,629	12,031,317
Series 2020-SFR1 Class C
04/17/2037	2.183%	1,000,000	1,002,554
Series 2020-SFR1 Class D
04/17/2037	2.383%	2,025,000	2,030,257
Series 2020-SFR2 Class A
06/17/2037	2.078%	1,200,000	1,225,244
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	300,000	309,644

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	350,000	362,697
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.750% 12/15/2034	0.981%	16,055,000	15,995,661
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.196%	1,600,000	1,504,129
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $117,063,140)			117,244,810

Corporate Bonds & Notes 32.8%

Aerospace & Defense 1.1%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	2,900,000	3,197,051
Boeing Co. (The)
02/01/2027	2.700%	2,500,000	2,537,778
L3Harris Technologies, Inc.
12/15/2026	3.850%	2,000,000	2,213,414
Northrop Grumman Corp.
08/01/2023	3.250%	1,500,000	1,597,035
TransDigm, Inc.
05/15/2025	6.500%	289,000	295,294
06/15/2026	6.375%	216,000	223,501
TransDigm, Inc.(a)
12/15/2025	8.000%	701,000	763,474
03/15/2026	6.250%	448,000	474,938
Total			11,302,485
Airlines 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	436,000	453,515
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	299,000	319,112
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	67,135	71,159
Total			843,786
Automotive 0.4%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	213,000	218,319
Clarios Global LP(a)
05/15/2025	6.750%	591,000	631,275
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
01/09/2022	3.219%	178,000	180,100
01/09/2023	3.087%	214,000	217,531
11/17/2023	3.370%	200,000	205,065
03/18/2024	5.584%	1,215,000	1,312,012
11/13/2025	3.375%	190,000	192,808
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,093,000	1,112,346
ZF North America Capital, Inc.(a)
04/29/2025	4.750%	191,000	205,024
Total			4,274,480
Banking 6.7%
Ally Financial, Inc.
05/19/2022	4.625%	348,000	363,558
American Express Co.
07/30/2024	2.500%	2,000,000	2,113,823
ANZ New Zealand International Ltd.(a)
02/13/2023	1.900%	1,150,000	1,180,474
Bank of America Corp.
08/01/2025	3.875%	7,500,000	8,299,998
Bank of Montreal
12/08/2023	0.450%	1,940,000	1,933,122
Bank of New York Mellon Corp. (The)
01/27/2023	1.850%	2,000,000	2,057,908
Bank of Nova Scotia (The)
09/15/2023	0.550%	2,000,000	2,000,980
CIT Group, Inc.
08/01/2023	5.000%	416,000	451,047
Citigroup, Inc.(f)
10/30/2024	0.776%	6,000,000	5,994,715
Discover Bank
09/12/2024	2.450%	2,500,000	2,618,521
Goldman Sachs Group, Inc. (The)(f)
03/09/2027	1.431%	4,000,000	3,961,301
HSBC Holdings PLC(f)
05/18/2024	3.950%	3,000,000	3,202,156
JPMorgan Chase & Co.(f)
02/04/2027	1.040%	8,475,000	8,265,059
Lloyds Bank PLC
08/14/2022	2.250%	1,000,000	1,024,982
Morgan Stanley(f)
04/28/2026	2.188%	5,500,000	5,682,900
PNC Bank NA
02/23/2025	2.950%	1,950,000	2,082,850
Toronto-Dominion Bank (The)
06/12/2025	1.150%	2,000,000	2,000,406

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Truist Financial Corp.(f)
03/02/2027	1.267%	2,674,000	2,645,459
US Bank NA
01/21/2025	2.050%	2,000,000	2,074,594
Wells Fargo & Co.(f)
10/30/2025	2.406%	7,000,000	7,310,242
Westpac Banking Corp.
02/26/2024	3.300%	2,500,000	2,692,140
Total			67,956,235
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
05/15/2025	7.000%	482,000	516,857
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	274,000	282,920
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	786,000	802,234
Total			1,085,154
Cable and Satellite 1.1%
CCO Holdings LLC/Capital Corp.(a)
03/01/2023	4.000%	352,000	355,892
02/15/2026	5.750%	255,000	263,375
05/01/2026	5.500%	157,000	161,923
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	3,000,000	3,282,470
Comcast Corp.
04/15/2024	3.700%	2,500,000	2,727,881
CSC Holdings LLC
11/15/2021	6.750%	160,000	164,600
06/01/2024	5.250%	1,016,000	1,095,112
CSC Holdings LLC(a)
05/15/2026	5.500%	192,000	198,002
DISH DBS Corp.
06/01/2021	6.750%	151,000	152,192
07/15/2022	5.875%	267,000	278,788
03/15/2023	5.000%	151,000	157,570
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	105,000	105,976
Sirius XM Radio, Inc.(a)
08/01/2022	3.875%	288,000	289,708
07/15/2024	4.625%	922,000	949,091
07/15/2026	5.375%	191,000	197,322
Videotron Ltd.
07/15/2022	5.000%	239,000	248,853
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	160,000	166,027
Total			10,794,782
Chemicals 0.5%
DowDuPont, Inc.
11/15/2023	4.205%	1,000,000	1,085,571
INEOS Group Holdings SA(a)
08/01/2024	5.625%	568,000	575,187
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	205,000	204,784
Ingevity Corp.(a)
02/01/2026	4.500%	289,000	293,981
LYB International Finance III LLC
10/01/2025	1.250%	2,465,000	2,436,060
PQ Corp.(a)
12/15/2025	5.750%	171,000	175,529
SPCM SA(a)
09/15/2025	4.875%	309,000	317,623
Total			5,088,735
Construction Machinery 0.3%
Caterpillar Financial Services Corp.
07/07/2023	0.650%	1,000,000	1,005,347
John Deere Capital Corp.
10/10/2023	0.400%	1,000,000	1,001,221
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	647,000	665,591
Total			2,672,159
Consumer Cyclical Services 0.2%
ADT Corp. (The)
07/15/2022	3.500%	362,000	368,907
APX Group, Inc.
12/01/2022	7.875%	446,000	447,787
Expedia Group, Inc.(a)
05/01/2025	6.250%	9,000	10,407
Frontdoor, Inc.(a)
08/15/2026	6.750%	362,000	384,839
Uber Technologies, Inc.(a)
05/15/2025	7.500%	516,000	556,527
Total			1,768,467
Consumer Products 0.1%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	300,000	321,544

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mattel, Inc.(a)
12/31/2025	6.750%	94,000	98,815
04/01/2026	3.375%	105,000	107,469
Newell Brands, Inc.
06/01/2025	4.875%	334,000	368,720
Spectrum Brands, Inc.
07/15/2025	5.750%	222,000	229,100
Total			1,125,648
Diversified Manufacturing 1.0%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	191,000	197,522
Carrier Global Corp.
02/15/2025	2.242%	3,085,000	3,196,863
CFX Escrow Corp.(a)
02/15/2024	6.000%	514,000	530,329
02/15/2026	6.375%	476,000	507,324
Gates Global LLC/Co.(a)
01/15/2026	6.250%	579,000	607,797
Honeywell International, Inc.
06/01/2025	1.350%	1,253,000	1,271,196
Siemens Financieringsmaatschappij NV(a)
03/11/2026	1.200%	3,000,000	2,965,681
TriMas Corp.(a)
10/15/2025	4.875%	224,000	229,574
WESCO Distribution, Inc.
06/15/2024	5.375%	229,000	233,762
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	755,000	825,522
Total			10,565,570
Electric 3.0%
American Electric Power Co., Inc.
11/01/2025	1.000%	2,000,000	1,958,070
Calpine Corp.(a)
06/01/2026	5.250%	294,000	302,820
Clearway Energy Operating LLC
09/15/2026	5.000%	117,000	120,846
Dominion Energy, Inc.
10/01/2025	3.900%	2,000,000	2,200,062
DTE Energy Co.
06/01/2025	1.050%	2,000,000	1,979,501
Duke Energy Corp.
09/15/2025	0.900%	2,000,000	1,959,628
Emera U.S. Finance LP
06/15/2026	3.550%	2,000,000	2,171,017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
08/15/2025	0.800%	2,500,000	2,441,328
FirstEnergy Corp.
01/15/2026	1.600%	3,000,000	2,911,910
NextEra Energy Capital Holdings, Inc.
04/01/2024	3.150%	445,000	474,604
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	912,000	959,898
NRG Energy, Inc.
05/15/2026	7.250%	573,000	596,637
Pinnacle West Capital Corp.
06/15/2025	1.300%	2,000,000	1,992,792
PPL Capital Funding, Inc.
05/15/2026	3.100%	2,500,000	2,670,290
Southern Co. (The)
03/15/2028	1.750%	3,000,000	2,912,587
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	604,000	623,579
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	274,000	284,110
WEC Energy Group, Inc.
03/15/2024	0.800%	2,029,000	2,028,751
Xcel Energy, Inc.
10/15/2023	0.500%	1,500,000	1,500,321
Total			30,088,751
Environmental 0.1%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	983,000	1,011,727
08/01/2025	3.750%	146,000	148,172
Total			1,159,899
Finance Companies 0.7%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	5,000,000	5,418,302
Navient Corp.
07/26/2021	6.625%	313,000	318,928
01/25/2022	7.250%	267,000	276,739
01/25/2023	5.500%	318,000	330,416
06/25/2025	6.750%	159,000	172,639
SLM Corp.
10/29/2025	4.200%	192,000	201,559
Springleaf Finance Corp.
05/15/2022	6.125%	522,000	546,477
Total			7,265,060

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.3%
Anheuser-Busch InBev Worldwide, Inc.
01/23/2025	4.150%	3,500,000	3,887,545
Aramark Services, Inc.(a)
05/01/2025	6.375%	42,000	44,521
B&G Foods, Inc.
04/01/2025	5.250%	309,000	318,003
Bacardi Ltd.(a)
05/15/2025	4.450%	3,500,000	3,893,260
Campbell Soup Co.
03/15/2028	4.150%	2,000,000	2,247,801
Conagra Brands, Inc.
11/01/2027	1.375%	2,300,000	2,216,722
Cott Holdings, Inc.(a)
04/01/2025	5.500%	703,000	722,999
Diageo Capital PLC
09/29/2025	1.375%	2,500,000	2,519,163
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	248,000	256,116
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	484,000	502,181
Mondelez International, Inc.
05/04/2025	1.500%	1,500,000	1,514,490
PepsiCo, Inc.
10/07/2023	0.400%	1,000,000	1,003,558
Performance Food Group, Inc.(a)
06/01/2024	5.500%	305,000	306,218
05/01/2025	6.875%	307,000	327,292
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	741,000	756,856
Tyson Foods, Inc.
08/15/2024	3.950%	2,500,000	2,733,660
US Foods, Inc.(a)
04/15/2025	6.250%	155,000	166,167
Total			23,416,552
Gaming 0.5%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	215,000	239,050
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	385,000	406,238
07/01/2025	6.250%	682,000	727,262
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	231,000	252,599
06/01/2025	5.250%	182,000	203,942
International Game Technology PLC(a)
02/15/2025	6.500%	403,000	442,370
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	511,000	549,160
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	139,000	146,485
MGM Resorts International
03/15/2023	6.000%	364,000	390,042
Scientific Games International, Inc.(a)
10/15/2025	5.000%	776,000	803,473
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	116,000	121,385
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	377,000	383,991
Wynn Las Vegas LLC/Capital Corp.(a)
05/30/2023	4.250%	337,000	342,929
03/01/2025	5.500%	219,000	231,255
Total			5,240,181
Health Care 1.4%
Becton Dickinson and Co.
06/06/2024	3.363%	3,000,000	3,216,533
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	831,000	846,795
Cigna Corp.
07/15/2023	3.000%	1,500,000	1,576,604
CVS Health Corp.
08/15/2024	2.625%	2,600,000	2,743,182
HCA, Inc.
02/01/2025	5.375%	638,000	711,793
02/15/2026	5.875%	250,000	287,500
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	560,000	575,658
McKesson Corp.
03/15/2023	2.850%	1,001,000	1,038,779
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	102,000	105,554
Select Medical Corp.(a)
08/15/2026	6.250%	769,000	817,456
Tenet Healthcare Corp.
07/15/2024	4.625%	924,000	943,193
05/01/2025	5.125%	367,000	372,236
Tenet Healthcare Corp.(a)
09/01/2024	4.625%	488,000	502,587
Total			13,737,870
Healthcare Insurance 0.3%
Anthem, Inc.
01/15/2025	2.375%	2,000,000	2,090,205

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.(a)
08/15/2026	5.375%	156,000	164,827
UnitedHealth Group, Inc.
02/15/2023	2.750%	1,100,000	1,141,942
Total			3,396,974
Home Construction 0.2%
Lennar Corp.
01/15/2022	4.125%	284,000	289,241
11/15/2024	5.875%	197,000	224,280
Meritage Homes Corp.
04/01/2022	7.000%	235,000	246,874
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	377,000	401,380
03/01/2024	5.625%	360,000	387,738
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	154,000	170,170
Total			1,719,683
Independent Energy 0.7%
Apache Corp.
11/15/2025	4.625%	487,000	501,856
Canadian Natural Resources Ltd.
02/01/2025	3.900%	2,000,000	2,157,362
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	44,000	39,128
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	587,000	627,329
EQT Corp.
10/01/2022	3.000%	243,000	246,924
Murphy Oil Corp.
08/15/2024	6.875%	162,000	165,369
Occidental Petroleum Corp.
08/15/2024	2.900%	106,000	104,687
06/15/2025	3.500%	204,000	201,921
12/01/2025	5.500%	323,000	341,554
Range Resources Corp.
08/15/2022	5.000%	146,000	148,517
Woodside Finance Ltd.(a)
03/05/2025	3.650%	2,000,000	2,115,104
WPX Energy, Inc.
09/15/2024	5.250%	714,000	791,629
Total			7,441,380
Integrated Energy 0.4%
BP Capital Markets PLC
02/10/2024	3.814%	1,720,000	1,874,579
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc.
04/15/2027	4.250%	2,350,000	2,541,509
Total			4,416,088
Leisure 0.4%
Boyne USA, Inc.(a)
05/01/2025	7.250%	167,000	173,593
Carnival Corp.(a)
03/01/2026	7.625%	250,000	268,753
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	393,000	396,472
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	311,000	327,439
Cinemark USA, Inc.
06/01/2023	4.875%	204,000	202,820
Cinemark USA, Inc.(a)
03/15/2026	5.875%	205,000	210,031
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	654,000	665,353
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	196,000	202,813
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	605,000	611,666
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	139,000	150,198
Vail Resorts, Inc.(a)
05/15/2025	6.250%	374,000	398,587
Total			3,607,725
Life Insurance 0.7%
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,500,000	1,645,949
Metropolitan Life Global Funding I(a)
07/02/2025	0.950%	1,500,000	1,483,769
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,447,000	2,673,890
Principal Life Global Funding II(a)
06/23/2025	1.250%	1,500,000	1,496,311
Total			7,299,919
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	211,000	222,382
Wyndham Hotels & Resorts, Inc.(a)
04/15/2026	5.375%	185,000	189,798
Total			412,180

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.7%
Discovery Communications LLC
06/15/2025	3.950%	3,000,000	3,275,911
iHeartCommunications, Inc.
05/01/2026	6.375%	482,000	511,617
Netflix, Inc.
02/15/2022	5.500%	160,000	166,259
03/01/2024	5.750%	272,000	304,822
Netflix, Inc.(a)
06/15/2025	3.625%	124,000	132,223
Outfront Media Capital LLC/Corp.(a)
06/15/2025	6.250%	422,000	447,478
RELX Capital, Inc.
03/16/2023	3.500%	1,500,000	1,580,246
TEGNA, Inc.(a)
03/15/2026	4.750%	150,000	159,186
Walt Disney Co. (The)
08/30/2024	1.750%	1,000,000	1,031,215
Total			7,608,957
Metals and Mining 0.2%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	514,000	531,403
Constellium NV(a)
05/15/2024	5.750%	518,000	524,387
02/15/2026	5.875%	373,000	384,400
Freeport-McMoRan, Inc.
11/14/2024	4.550%	405,000	443,114
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	322,000	334,623
Total			2,217,927
Midstream 2.0%
Buckeye Partners LP
07/01/2023	4.150%	114,000	117,102
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	209,000	240,595
DCP Midstream Operating LP
03/15/2023	3.875%	518,000	539,782
Enterprise Products Operating LLC
02/15/2025	3.750%	2,000,000	2,188,499
EQM Midstream Partners LP(a)
07/01/2025	6.000%	181,000	194,556
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	2,500,000	2,714,120
MPLX LP
12/01/2024	4.875%	2,500,000	2,806,860
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NGPL PipeCo LLC(a)
08/15/2022	4.375%	182,000	188,834
NuStar Logistics LP
02/01/2022	4.750%	287,000	291,386
10/01/2025	5.750%	302,000	323,427
06/01/2026	6.000%	175,000	188,845
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	3,000,000	3,293,691
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	86,000	86,982
Sunoco LP/Finance Corp.
02/15/2026	5.500%	236,000	243,159
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	1,075,000	1,078,803
04/15/2026	5.875%	159,000	166,609
Western Midstream Operating LP
02/01/2025	4.350%	1,998,000	2,066,574
Williams Companies, Inc. (The)
01/15/2023	3.700%	3,000,000	3,138,901
Total			19,868,725
Natural Gas 0.6%
NiSource Finance Corp.
05/15/2027	3.490%	3,000,000	3,258,932
Sempra Energy
06/15/2024	3.550%	3,000,000	3,230,338
Total			6,489,270
Oil Field Services 0.0%
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	101,500	89,622
Other Industry 0.1%
Hillenbrand, Inc.
06/15/2025	5.750%	358,000	382,665
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	135,000	143,401
Total			526,066
Other REIT 0.1%
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	369,000	371,680
10/01/2025	5.250%	75,000	75,481
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	304,000	332,517
Total			779,678

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	448,000	461,712
04/30/2025	5.250%	585,000	614,840
Berry Global, Inc.
07/15/2023	5.125%	242,000	244,428
Berry Global, Inc.(a)
02/15/2026	4.500%	321,000	328,823
BWAY Holding Co.(a)
04/15/2024	5.500%	395,000	400,321
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	380,000	386,123
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	582,000	611,700
Total			3,047,947
Pharmaceuticals 1.4%
AbbVie, Inc.
05/14/2026	3.200%	5,500,000	5,926,072
Amgen, Inc.
05/22/2024	3.625%	2,000,000	2,161,436
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	747,000	764,755
04/15/2025	6.125%	579,000	593,520
11/01/2025	5.500%	186,000	191,197
12/15/2025	9.000%	230,000	249,896
04/01/2026	9.250%	73,000	80,793
Bristol Myers Squibb Co.
07/26/2024	2.900%	1,238,000	1,322,202
Gilead Sciences, Inc.
09/29/2023	0.750%	2,500,000	2,502,802
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	604,000	628,940
Total			14,421,613
Property & Casualty 0.7%
American International Group, Inc.
04/01/2026	3.900%	2,000,000	2,207,693
Chubb INA Holdings, Inc.
05/15/2024	3.350%	2,300,000	2,478,494
Loews Corp.
05/15/2023	2.625%	1,644,000	1,707,944
Radian Group, Inc.
10/01/2024	4.500%	160,000	166,839
03/15/2025	6.625%	423,000	474,455
Total			7,035,425
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.3%
CSX Corp.
08/01/2024	3.400%	2,140,000	2,313,583
Union Pacific Corp.
06/08/2023	3.500%	760,000	807,392
Total			3,120,975
Refining 0.3%
Phillips 66
02/15/2026	1.300%	3,000,000	2,969,846
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	119,000	120,509
04/15/2025	5.750%	513,000	545,024
IRB Holding Corp.(a)
06/15/2025	7.000%	973,000	1,048,929
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	264,000	272,148
Yum! Brands, Inc.(a)
04/01/2025	7.750%	171,000	187,062
Total			2,173,672
Retailers 0.2%
Hanesbrands, Inc.(a)
05/15/2025	5.375%	749,000	791,886
Lowe’s Companies, Inc.
09/15/2024	3.125%	1,000,000	1,073,535
Penske Automotive Group, Inc.
09/01/2025	3.500%	338,000	345,297
Total			2,210,718
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	86,000	88,803
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	307,000	339,024
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2023	3.500%	185,000	189,279
03/15/2026	3.250%	568,000	565,843
Total			1,182,949
Technology 1.3%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	2,500,000	2,712,439
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	186,000	193,167

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
March 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Finance LLC(a)
03/01/2024	5.500%	392,000	404,205
Fidelity National Information Services, Inc.
03/01/2026	1.150%	2,500,000	2,458,624
Microchip Technology, Inc.(a)
02/15/2024	0.972%	2,000,000	1,997,358
09/01/2025	4.250%	351,000	366,795
NCR Corp.(a)
04/15/2025	8.125%	693,000	758,671
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2025	2.700%	2,500,000	2,622,686
PTC, Inc.(a)
02/15/2025	3.625%	237,000	242,951
Symantec Corp.(a)
04/15/2025	5.000%	402,000	407,260
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	540,000	571,443
Total			12,735,599
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,749,840
Wireless 0.7%
Altice France SA(a)
05/01/2026	7.375%	939,000	976,712
American Tower Corp.
07/15/2027	3.550%	3,000,000	3,255,207
SBA Communications Corp.
09/01/2024	4.875%	243,000	249,714
Sprint Communications, Inc.
11/15/2022	6.000%	255,000	272,690
Sprint Corp.
09/15/2023	7.875%	755,000	862,709
06/15/2024	7.125%	442,000	510,369
T-Mobile USA, Inc.
02/15/2026	2.250%	213,000	213,175
04/15/2026	2.625%	322,000	326,510
Total			6,667,086
Wirelines 1.0%
AT&T, Inc.
02/01/2028	1.650%	3,500,000	3,388,211
CenturyLink, Inc.
06/15/2021	6.450%	924,000	933,240
03/15/2022	5.800%	466,000	482,083
04/01/2024	7.500%	126,000	141,181
04/01/2025	5.625%	254,000	273,960
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telefonica Emisiones SAU
04/27/2023	4.570%	1,500,000	1,618,751
Verizon Communications, Inc.
03/22/2028	2.100%	3,300,000	3,310,689
Total			10,148,115
Total Corporate Bonds & Notes (Cost $329,948,617)			333,240,650

Foreign Government Obligations(g) 0.1%

Canada 0.1%
NOVA Chemicals Corp.(a)
08/01/2023	5.250%	578,000	582,464
Morocco 0.0%
Morocco Government AID Bond(b),(d),(h)
6-month USD LIBOR + 0.000% 05/01/2023	0.188%	212,500	209,844
Total Foreign Government Obligations (Cost $785,911)			792,308

Residential Mortgage-Backed Securities - Agency 5.0%

Federal Home Loan Mortgage Corp.
11/01/2021- 01/01/2024	5.000%	36,455	38,276
01/01/2023- 10/01/2024	4.500%	26,412	27,766
03/01/2025- 04/01/2026	4.000%	20,894	22,261
11/01/2025- 07/01/2026	3.500%	6,635	7,078
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.217% Cap 9.550% 03/01/2034	2.448%	118,745	118,705
12-month USD LIBOR + 1.735% Cap 10.860% 07/01/2036	2.735%	1,770	1,778
12-month USD LIBOR + 1.711% Cap 11.074% 08/01/2036	2.449%	29,839	31,554
12-month USD LIBOR + 1.765% Cap 11.060% 12/01/2036	2.219%	14,834	14,889
Federal National Mortgage Association
03/01/2023	5.000%	594	623
03/01/2024- 06/01/2026	4.000%	23,421	24,937
12/01/2025- 09/01/2026	3.500%	6,738	7,187

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.413% Floor 1.413%, Cap 10.038% 07/01/2033	1.663%	22,319	22,441
12-month USD LIBOR + 1.485% Floor 1.485%, Cap 11.860% 09/01/2037	2.110%	11,496	11,431
Federal National Mortgage Association(e)
CMO Series 2003-W11 Class A1
06/25/2033	3.174%	6,065	6,164
Government National Mortgage Association
09/20/2021	6.000%	1,145	1,149
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.000%, Cap 11.000% 03/20/2030	3.000%	10,893	11,331
Uniform Mortgage-Backed Security TBA(c)
04/19/2036	2.000%	39,525,000	40,551,723
04/19/2036	2.500%	9,500,000	9,885,937
Total Residential Mortgage-Backed Securities - Agency (Cost $51,021,728)			50,785,230

Residential Mortgage-Backed Securities - Non-Agency 25.9%

AMRESCO Residential Securities Corp. Mortgage Loan Trust(b)
CMO Series 1998-3 Class A7
1-month USD LIBOR + 0.480% Floor 0.480% 07/25/2028	0.589%	11,075	11,042
Angel Oak Mortgage Trust(a),(e)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	1,067,347	1,069,344
CMO Series 2020-6 Class M1
05/25/2065	2.805%	1,225,000	1,253,147
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	1,650,708	1,682,814
CMO Series 2019-2 Class A3
03/25/2049	3.833%	1,716,017	1,748,616
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,296,455	1,329,085
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.409%	222,526	222,555
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.200% Floor 3.200% 08/26/2030	3.309%	5,345,000	5,370,495
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.959%	1,925,000	1,929,675
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	2.217%	3,000,000	2,995,188
BRAVO Residential Funding Trust(a),(e)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	2,624,017	2,632,560
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 03/15/2038	1.610%	3,675,000	3,675,185
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-CRT2 Class M2
1-month USD LIBOR + 2.250% 11/10/2032	2.395%	1,200,000	1,200,000
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.191%	6,667,954	6,590,271
CIM Trust(a),(e)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	4,482,594	4,480,953
Cityscape Home Equity Loan Trust(d),(h),(i)
CMO Series 1997-C Class A3
07/25/2028	0.000%	607,537	1
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	2,964,374	2,941,615
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	6,315,502	6,299,946
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	4,416,798	4,478,433
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	9,556,471	9,808,139
CSMC Trust(a),(e)
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	3,520,634	3,574,494
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2019-2A Class A3
04/25/2059	3.763%	3,254,666	3,248,048

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
March 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Re Ltd.(a),(b)
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	1.009%	2,964,000	2,953,568
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-1 Class A3
06/25/2059	3.241%	4,169,625	4,179,859
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	1.809%	3,162,093	3,151,555
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.917%	2,191,128	2,192,638
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	0.717%	3,475,000	3,470,010
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.109%	3,604,259	3,616,371
CMO Series 2020-HQA5 Class M1
30-day Average SOFR + 1.100% 11/25/2050	1.117%	1,522,259	1,523,721
GCAT LLC(a),(e)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	7,487,513	7,567,275
GS Mortgage-Backed Securities Trust(a),(e)
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	3,455,751	3,466,190
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	2,000,000	1,983,195
Home Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 3.250% Floor 3.250% 10/25/2030	3.394%	6,276,000	6,360,425
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	1.668%	3,900,000	3,893,168
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	3,116,563	3,165,503
Homeward Opportunities Fund I Trust(a),(e)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	3,464,842	3,497,691
CMO Series 2019-2 Class A3
09/25/2059	3.007%	2,922,775	2,944,469
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund Trust(a),(e)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	1,800,000	1,801,359
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	3,845,217	3,839,743
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class C
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2053	1.459%	2,300,000	2,301,123
MFA Trust(a),(e)
CMO Series 2020-NQM1 Class A1
03/25/2065	1.479%	3,355,371	3,339,305
MRA Issuance Trust(a),(b)
CMO Series 2020-12 Class A1X
1-month USD LIBOR + 1.350% Floor 1.350% 07/15/2021	1.477%	5,425,000	5,425,985
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class B
05/25/2023	3.910%	4,441,833	4,444,224
New Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-NQM4 Class A2
09/25/2059	2.644%	2,649,811	2,730,629
CMO Series 2020-NPL2 Class A1
08/25/2060	3.228%	1,952,104	1,967,754
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,182,640	2,204,877
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.509%	100,817	100,808
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	2,166,963	2,169,670
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	7,266,725	7,320,713
Preston Ridge Partners LLC(a),(e)
CMO Series 2020-5 Class A1
11/25/2025	3.104%	5,384,783	5,399,475
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-2 Class A1
01/25/2026	2.239%	3,450,000	3,445,208
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	754,244	754,597

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-NPL3 Class A1
06/27/2060	3.105%	4,079,220	4,118,912
Pretium Mortgage Credit Partners I LLC(a),(d),(e),(h)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	3,000,000	3,000,000
PRPM LLC(a),(e)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	3,671,140	3,706,600
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.059%	2,125,000	2,119,998
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2018-IMC2 Class A1
10/25/2048	4.121%	5,074,885	5,184,549
CMO Series 2019-1 Class A3
06/25/2049	3.299%	3,537,594	3,542,106
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	2,368,358	2,392,886
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	1,735,297	1,766,652
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	1,391,324	1,389,018
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	11,600,000	11,626,355
Towd Point HE Trust(a),(e)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	1,150,000	1,158,203
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.118%	2,700,000	2,719,274
VCAT LLC(a),(e)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	969,566	968,933
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	8,216,188	8,205,169
Vericrest Opportunity Loan Transferee(a),(d),(e),(h)
CMO Series 2021-NPL7 Class A1
04/25/2051	2.116%	3,700,000	3,700,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVI LLC(a),(e)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	3,475,002	3,470,908
Vericrest Opportunity Loan Transferee XCVII LLC(a),(e)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	14,200,000	14,193,298
Vericrest Opportunity Loan Trust(a),(e)
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	4,835,712	4,843,857
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	1,291,852	1,296,735
Verus Securitization Trust(a),(e)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	4,488,497	4,577,152
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	2,449,384	2,509,662
CMO Series 2020-2 Class A1
05/25/2060	2.226%	2,279,845	2,302,159
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	3,558,519	3,577,805
Visio Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	2,537,861	2,582,306
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $262,311,808)			262,705,251

U.S. Treasury Obligations 1.0%

U.S. Treasury
03/31/2024	2.125%	9,400,000	9,895,703
Total U.S. Treasury Obligations (Cost $9,932,388)			9,895,703

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.067%(j),(k)	27,872,503	27,869,716
Total Money Market Funds (Cost $27,869,654)		27,869,716
Total Investments in Securities (Cost: $1,068,046,099)		1,074,330,092
Other Assets & Liabilities, Net		(59,161,433)
Net Assets		1,015,168,659

At March 31, 2021, securities and/or cash totaling $616,975 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
March 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,150	06/2021	USD	253,835,546	—	(208,037)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(940)	06/2021	USD	(115,994,532)	1,076,358	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2021, the total value of these securities amounted to $727,590,169, which represents 71.67% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of March 31, 2021.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of March 31, 2021.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of March 31, 2021.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2021, the total value of these securities amounted to $6,909,845, which represents 0.68% of total net assets.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2021, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at March 31, 2021.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.067%
	40,507,850	579,822,721	(592,464,151)	3,296	27,869,716	25,085	64,600	27,872,503
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	262,710,335	9,086,089	271,796,424
Commercial Mortgage-Backed Securities - Non-Agency	—	117,244,810	—	117,244,810
Corporate Bonds & Notes	—	333,240,650	—	333,240,650
Foreign Government Obligations	—	582,464	209,844	792,308
Residential Mortgage-Backed Securities - Agency	—	50,785,230	—	50,785,230
Residential Mortgage-Backed Securities - Non-Agency	—	254,805,250	7,900,001	262,705,251
U.S. Treasury Obligations	9,895,703	—	—	9,895,703
Money Market Funds	27,869,716	—	—	27,869,716
Total Investments in Securities	37,765,419	1,019,368,739	17,195,934	1,074,330,092
Investments in Derivatives
Asset
Futures Contracts	1,076,358	—	—	1,076,358
Liability
Futures Contracts	(208,037)	—	—	(208,037)
Total	38,633,740	1,019,368,739	17,195,934	1,075,198,413
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
March 31, 2021
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 03/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 03/31/2021 ($)
Asset-Backed Securities — Non-Agency	—	—	—	—	9,700,000	(613,911)	—	—	9,086,089
Foreign Government Obligations	292,591	—	1,476	777	—	(85,000)	—	—	209,844
Residential Mortgage-Backed Securities — Non-Agency	1	—	—	—	7,900,000	—	—	—	7,900,001
Total	292,592	—	1,476	777	17,600,000	(698,911)	—	—	17,195,934
(a) Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2021 was $777, which is comprised of Foreign Government Obligations of $777.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities, residential mortgage backed securities and foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
March 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,040,176,445)	$1,046,460,376
Affiliated issuers (cost $27,869,654)	27,869,716
Cash	6,208
Cash collateral held at broker for:
TBA	168,000
Margin deposits on:
Futures contracts	448,975
Receivable for:
Investments sold	885
Capital shares sold	1,977,225
Dividends	1,805
Interest	3,678,956
Foreign tax reclaims	20,035
Variation margin for futures contracts	154,219
Expense reimbursement due from Investment Manager	2,407
Prepaid expenses	18,755
Total assets	1,080,807,562
Liabilities
Payable for:
Investments purchased	2,092,529
Investments purchased on a delayed delivery basis	59,408,119
Capital shares purchased	2,532,655
Distributions to shareholders	1,157,406
Variation margin for futures contracts	53,908
Management services fees	11,888
Distribution and/or service fees	2,035
Transfer agent fees	48,092
Compensation of board members	288,234
Other expenses	44,037
Total liabilities	65,638,903
Net assets applicable to outstanding capital stock	$1,015,168,659
Represented by
Paid in capital	1,009,396,468
Total distributable earnings (loss)	5,772,191
Total - representing net assets applicable to outstanding capital stock	$1,015,168,659
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	25

Statement of Assets and Liabilities  (continued)
March 31, 2021
Class A
Net assets	$240,560,658
Shares outstanding	23,798,648
Net asset value per share	$10.11
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.21
Advisor Class
Net assets	$7,409,477
Shares outstanding	733,920
Net asset value per share	$10.10
Class C
Net assets	$16,981,001
Shares outstanding	1,683,947
Net asset value per share	$10.08
Institutional Class
Net assets	$189,774,404
Shares outstanding	18,801,572
Net asset value per share	$10.09
Institutional 2 Class
Net assets	$11,814,434
Shares outstanding	1,171,914
Net asset value per share	$10.08
Institutional 3 Class
Net assets	$547,413,168
Shares outstanding	54,265,408
Net asset value per share	$10.09
Class R
Net assets	$1,215,517
Shares outstanding	120,283
Net asset value per share	$10.11
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2021

Statement of Operations
Year Ended March 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$64,600
Interest	26,393,007
Total income	26,457,607
Expenses:
Management services fees	4,430,574
Distribution and/or service fees
Class A	577,395
Class C	196,335
Class R	5,839
Transfer agent fees
Class A	312,088
Advisor Class	10,228
Class C	26,636
Institutional Class	241,543
Institutional 2 Class	14,151
Institutional 3 Class	40,668
Class R	1,582
Compensation of board members	91,508
Custodian fees	19,293
Printing and postage fees	61,000
Registration fees	143,876
Audit fees	39,500
Legal fees	16,816
Compensation of chief compliance officer	203
Other	45,141
Total expenses	6,274,376
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(879,384)
Fees waived by distributor
Class C	(34,951)
Expense reduction	(910)
Total net expenses	5,359,131
Net investment income	21,098,476
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,810,001
Investments — affiliated issuers	25,085
Futures contracts	1,285,820
Net realized gain	16,120,906
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	60,241,358
Investments — affiliated issuers	3,296
Futures contracts	(58,382)
Net change in unrealized appreciation (depreciation)	60,186,272
Net realized and unrealized gain	76,307,178
Net increase in net assets resulting from operations	$97,405,654
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	27

Statement of Changes in Net Assets
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$21,098,476	$32,690,692
Net realized gain	16,120,906	4,497,994
Net change in unrealized appreciation (depreciation)	60,186,272	(59,758,102)
Net increase (decrease) in net assets resulting from operations	97,405,654	(22,569,416)
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,974,903)	(7,494,007)
Advisor Class	(149,463)	(258,397)
Class C	(233,592)	(624,917)
Institutional Class	(3,531,098)	(7,994,670)
Institutional 2 Class	(494,230)	(832,513)
Institutional 3 Class	(12,183,013)	(23,202,902)
Class R	(17,562)	(73,776)
Total distributions to shareholders	(20,583,861)	(40,481,182)
Decrease in net assets from capital stock activity	(12,110,753)	(289,905,816)
Total increase (decrease) in net assets	64,711,040	(352,956,414)
Net assets at beginning of year	950,457,619	1,303,414,033
Net assets at end of year	$1,015,168,659	$950,457,619
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,169,680	71,775,307	6,401,753	63,915,902
Distributions reinvested	361,431	3,600,128	683,379	6,826,996
Redemptions	(6,801,427)	(67,916,997)	(6,759,062)	(67,335,448)
Net increase	729,684	7,458,438	326,070	3,407,450
Advisor Class
Subscriptions	212,120	2,100,571	592,990	5,951,398
Distributions reinvested	14,422	143,559	24,781	247,219
Redemptions	(251,213)	(2,490,224)	(596,178)	(5,938,980)
Net increase (decrease)	(24,671)	(246,094)	21,593	259,637
Class C
Subscriptions	659,644	6,556,190	1,083,024	10,764,222
Distributions reinvested	21,513	213,336	48,339	481,967
Redemptions	(1,259,371)	(12,538,139)	(1,593,293)	(15,852,511)
Net decrease	(578,214)	(5,768,613)	(461,930)	(4,606,322)
Institutional Class
Subscriptions	11,082,248	110,318,662	13,487,201	134,893,664
Distributions reinvested	301,014	2,994,634	687,956	6,868,636
Redemptions	(10,467,604)	(104,181,414)	(26,744,551)	(267,363,131)
Net increase (decrease)	915,658	9,131,882	(12,569,394)	(125,600,831)
Institutional 2 Class
Subscriptions	1,473,117	14,692,474	1,457,642	14,573,417
Distributions reinvested	49,659	494,220	83,528	832,113
Redemptions	(2,748,735)	(27,428,317)	(975,336)	(9,687,688)
Net increase (decrease)	(1,225,959)	(12,241,623)	565,834	5,717,842
Institutional 3 Class
Subscriptions	23,146,189	228,897,284	11,351,889	113,370,530
Distributions reinvested	473,558	4,705,889	888,502	8,858,938
Redemptions	(24,304,365)	(243,201,968)	(29,387,467)	(290,861,867)
Net decrease	(684,618)	(9,598,795)	(17,147,076)	(168,632,399)
Class R
Subscriptions	26,547	266,113	74,712	748,326
Distributions reinvested	1,439	14,314	3,310	33,090
Redemptions	(117,404)	(1,126,375)	(123,714)	(1,232,609)
Net decrease	(89,418)	(845,948)	(45,692)	(451,193)
Total net decrease	(957,538)	(12,110,753)	(29,310,595)	(289,905,816)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 3/31/2021	$9.37	0.18	0.73	0.91	(0.17)	(0.17)
Year Ended 3/31/2020	$9.98	0.26	(0.54)	(0.28)	(0.33)	(0.33)
Year Ended 3/31/2019	$9.88	0.20	0.05	0.25	(0.15)	(0.15)
Year Ended 3/31/2018	$9.98	0.11	(0.09)	0.02	(0.12)	(0.12)
Year Ended 3/31/2017	$9.97	0.08	0.01	0.09	(0.08)	(0.08)
Advisor Class
Year Ended 3/31/2021	$9.36	0.20	0.74	0.94	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.87	0.23	0.03	0.26	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.13	(0.09)	0.04	(0.14)	(0.14)
Year Ended 3/31/2017	$9.96	0.11	0.00(d)	0.11	(0.10)	(0.10)
Class C
Year Ended 3/31/2021	$9.35	0.12	0.72	0.84	(0.11)	(0.11)
Year Ended 3/31/2020	$9.96	0.20	(0.54)	(0.34)	(0.27)	(0.27)
Year Ended 3/31/2019	$9.86	0.14	0.05	0.19	(0.09)	(0.09)
Year Ended 3/31/2018	$9.96	0.05	(0.09)	(0.04)	(0.06)	(0.06)
Year Ended 3/31/2017	$9.95	0.02	0.01	0.03	(0.02)	(0.02)
Institutional Class
Year Ended 3/31/2021	$9.36	0.20	0.73	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.86	0.24	0.03	0.27	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.12	(0.09)	0.03	(0.14)	(0.14)
Year Ended 3/31/2017	$9.95	0.11	0.01	0.12	(0.10)	(0.10)
Institutional 2 Class
Year Ended 3/31/2021	$9.35	0.21	0.72	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.95	0.29	(0.52)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.85	0.22	0.06	0.28	(0.18)	(0.18)
Year Ended 3/31/2018	$9.96	0.14	(0.10)	0.04	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.12	0.00(d)	0.12	(0.11)	(0.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2021	$10.11	9.77%	0.85%	0.77%(c)	1.77%	173%	$240,561
Year Ended 3/31/2020	$9.37	(2.94%)	0.85%	0.78%(c)	2.61%	169%	$216,266
Year Ended 3/31/2019	$9.98	2.55%	0.86%	0.80%(c)	2.02%	154%	$226,907
Year Ended 3/31/2018	$9.88	0.15%	0.86%	0.80%(c)	1.06%	86%	$242,170
Year Ended 3/31/2017	$9.98	0.90%	0.88%	0.80%(c)	0.82%	68%	$290,277
Advisor Class
Year Ended 3/31/2021	$10.10	10.06%	0.60%	0.52%(c)	2.03%	173%	$7,409
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$7,103
Year Ended 3/31/2019	$9.96	2.71%	0.61%	0.55%(c)	2.30%	154%	$7,344
Year Ended 3/31/2018	$9.87	0.40%	0.60%	0.55%(c)	1.31%	86%	$7,420
Year Ended 3/31/2017	$9.97	1.16%	0.63%	0.55%(c)	1.07%	68%	$9,760
Class C
Year Ended 3/31/2021	$10.08	9.06%	1.60%	1.34%(c)	1.22%	173%	$16,981
Year Ended 3/31/2020	$9.35	(3.53%)	1.60%	1.38%(c)	2.02%	169%	$21,157
Year Ended 3/31/2019	$9.96	1.94%	1.61%	1.40%(c)	1.38%	154%	$27,118
Year Ended 3/31/2018	$9.86	(0.45%)	1.61%	1.40%(c)	0.46%	86%	$42,010
Year Ended 3/31/2017	$9.96	0.33%	1.62%	1.40%(c)	0.22%	68%	$59,183
Institutional Class
Year Ended 3/31/2021	$10.09	9.95%	0.60%	0.52%(c)	2.03%	173%	$189,774
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$167,429
Year Ended 3/31/2019	$9.96	2.81%	0.61%	0.55%(c)	2.40%	154%	$303,373
Year Ended 3/31/2018	$9.86	0.29%	0.61%	0.55%(c)	1.23%	86%	$194,236
Year Ended 3/31/2017	$9.97	1.26%	0.63%	0.55%(c)	1.07%	68%	$985,868
Institutional 2 Class
Year Ended 3/31/2021	$10.08	10.04%	0.52%	0.44%	2.08%	173%	$11,814
Year Ended 3/31/2020	$9.35	(2.52%)	0.51%	0.44%	2.94%	169%	$22,420
Year Ended 3/31/2019	$9.95	2.91%	0.51%	0.46%	2.27%	154%	$18,228
Year Ended 3/31/2018	$9.85	0.39%	0.51%	0.46%	1.44%	86%	$30,580
Year Ended 3/31/2017	$9.96	1.25%	0.50%	0.45%	1.16%	68%	$17,167
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2021	$9.36	0.21	0.73	0.94	(0.21)	(0.21)
Year Ended 3/31/2020	$9.96	0.30	(0.53)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.86	0.24	0.05	0.29	(0.19)	(0.19)
Year Ended 3/31/2018	$9.96	0.15	(0.10)	0.05	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.13	0.00(d)	0.13	(0.12)	(0.12)
Class R
Year Ended 3/31/2021	$9.37	0.15	0.74	0.89	(0.15)	(0.15)
Year Ended 3/31/2020	$9.98	0.24	(0.54)	(0.30)	(0.31)	(0.31)
Year Ended 3/31/2019	$9.88	0.18	0.05	0.23	(0.13)	(0.13)
Year Ended 3/31/2018	$9.99	0.08	(0.10)	(0.02)	(0.09)	(0.09)
Year Ended 3/31/2017	$9.97	0.06	0.02	0.08	(0.06)	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2021	$10.09	10.09%	0.47%	0.39%	2.16%	173%	$547,413
Year Ended 3/31/2020	$9.36	(2.47%)	0.46%	0.39%	3.00%	169%	$514,116
Year Ended 3/31/2019	$9.96	2.96%	0.46%	0.41%	2.41%	154%	$717,896
Year Ended 3/31/2018	$9.86	0.54%	0.46%	0.41%	1.50%	86%	$771,726
Year Ended 3/31/2017	$9.96	1.30%	0.45%	0.40%	1.28%	68%	$394,827
Class R
Year Ended 3/31/2021	$10.11	9.50%	1.10%	1.02%(c)	1.54%	173%	$1,216
Year Ended 3/31/2020	$9.37	(3.18%)	1.10%	1.03%(c)	2.37%	169%	$1,966
Year Ended 3/31/2019	$9.98	2.30%	1.11%	1.05%(c)	1.78%	154%	$2,549
Year Ended 3/31/2018	$9.88	(0.20%)	1.10%	1.05%(c)	0.81%	86%	$2,535
Year Ended 3/31/2017	$9.99	0.75%	1.12%	1.05%(c)	0.56%	68%	$3,490
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2021	33

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
34	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Short Term Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
March 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
36	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,076,358*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	208,037*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,285,820

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(58,382)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	176,681,495
Futures contracts — short	73,092,969

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Short Term Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
March 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
38	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2021 was 0.43% of the Fund’s average daily net assets.
Columbia Short Term Bond Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
March 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended March 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.14
Class C	0.14
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $910.
40	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through August 31, 2021 so that the distribution fee does not exceed 0.55% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	1.00	0.50 - 1.00(a)	260,714
Class C	—	1.00(b)	2,934

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	August 1, 2020 through July 31, 2021	Prior to August 1, 2020
Class A	0.77%	0.79%
Advisor Class	0.52	0.54
Class C	1.52*	1.54
Institutional Class	0.52	0.54
Institutional 2 Class	0.44	0.44
Institutional 3 Class	0.39	0.39
Class R	1.02	1.04
*Effective September 1, 2020, the contractual expense reimbursement arrangement is in effect through August 31, 2021.
Columbia Short Term Bond Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
March 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
397,530	(397,530)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2021			Year Ended March 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,583,861	—	20,583,861	40,481,182	—	40,481,182
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,463,270	—	—	5,752,887
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,069,445,526	9,819,290	(4,066,403)	5,752,887
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
42	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The following capital loss carryforwards, determined at March 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended March 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	13,367,776
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,887,952,586 and $1,895,545,552, respectively, for the year ended March 31, 2021, of which $1,161,218,470 and $1,186,338,838, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the
Columbia Short Term Bond Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
March 31, 2021
Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
44	Columbia Short Term Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
Columbia Short Term Bond Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
March 31, 2021
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2021, one unaffiliated shareholder of record owned 40.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 36.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
46	Columbia Short Term Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short Term Bond Fund | Annual Report 2021	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 163(j) Interest Dividends
97.49%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
48	Columbia Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Short Term Bond Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
50	Columbia Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Short Term Bond Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Short Term Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Short Term Bond Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54	Columbia Short Term Bond Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
Columbia Short Term Bond Fund | Annual Report 2021	55

Columbia Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN222_03_L01_(05/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$39,500               $35,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

2021	2020
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2021 and March 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the op erations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2021 and March 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$520,000            $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub -adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non -audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre - approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$520,000              $520,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	May 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	May 20, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	May 20, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	May 20, 2021